UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported) December 12, 2006
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                           Capital Mortgage Plus L.P.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

         0-18491                                         13-3502020
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   (Commission File Number)                   (IRS Employer Identification No.)

       625 Madison Avenue
       New York, New York                                   10022
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  (Address of Principal Executive Offices)               (Zip Code)

                                 (212) 517-3700
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              (Registrant's Telephone Number, Including Area Code)

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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On December 12, 2006, Capital Mortgage Plus L.P. (the "Partnership") completed its liquidation and winding-up, and has filed a certificate of cancellation with the Secretary of State of the State of Delaware and will file a Form 15 with the Securities and Exchange Commission to terminate registration under Section 12(g) of the Securities Exchange Act of 1934 (the "Exchange Act"), after which the Partnership will no longer be required to file reports under Sections 13 and 15(d) of the Exchange Act. The Partnership transferred its entire cash balance, after setting aside a reserve for the payment of accrued operating expenses and accrued liquidation expenses, to a paying agent for distribution to investors.


Item 9.01.  Financial Statements and Exhibits.

          (a)  Not applicable.

          (b)  Not applicable.

          (c)  Not applicable.

          (d)  Exhibits.

                           None.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            Capital Mortgage Plus L.P.


                            By:  CIP Associates, Inc., General Partner

Date: December 12, 2006          By:  /s/ Alan P. Hirmes
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                                    Alan P. Hirmes
                                    President
                                    (Principal Executive and Financial Officer)